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                                                                   EXHIBIT 23.12

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, dated December 2, 1997, on the financial statements of Davis Electrical Constructors, Inc., by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (File No. 333-75139).


Elliott, Davis & Company, L.L.P.
Greenville, South Carolina
May 19, 1999